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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 10, 2006

                               ERF WIRELESS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)

             000-27467                                76-0196431
             ---------                                ----------
     (Commission File Number)                      (I.R.S. Employer
                                                  Identification No.)

        2911 South Shore Boulevard., Suite 100, League City, Texas 77573
        ----------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (281) 538-2101
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act.

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Effective March 10, 2006, ERF Wireless Inc. (the "Company") entered into a two-year unsecured revolving credit facility with certain private investors that provides a $2 million dollar line of credit. The terms of the two-year unsecured revolving credit facility allow ERF Wireless to draw upon the facility as financing requirements dictate and provide for quarterly interest payments at a 6% rate. The loan may be prepaid without penalty or repaid at maturity.

     This summary description of the financing arrangements with the Investors does not purport to be complete and is qualified in its entirety by reference to the form of the agreements and the other documents and instruments that are filed as exhibits to this current report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     As more fully described above, the Company entered into financing arrangements with certain investors for up to $2 million. The investor group was issued a Note which accrues interest at a rate of 6% per quarter and which maybe be prepaid without penalty or repaid at maturity.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          Inapplicable.

     (b)  Pro Forma Financial Information.

          Inapplicable.

     (c)  Exhibits

          Exhibit Number        Exhibit Description
          --------------        -------------------

          99.1                  Press release issued March 10, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ERF WIRELESS, INC.


                                           By: /s/ R. Greg Smith
                                               ---------------------------
                                               R. Greg Smith
                                               Chief Executive Officer


DATE: March 16, 2006